Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

SUPPLEMENTAL AGREEMENT NO. 31

to

PURCHASE AGREEMENT NO. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 31 (SA-31) To PURCHASE AGREEMENT NO. 03735, entered into as of July _5__, 2023 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

    WHEREAS, in [****] to the [****] Aircraft that Customer had previously [****] as set forth in Table 1R12, 1-2, 1-3R6, 1-4R7, and 1-5R1 to the Purchase Agreement, Customer [****], [****] in Attachment A(R12) to Letter Agreement No. AAL-PA-03735-LA-1106651R12 entitled “[****]” ([****] Letter Agreement) with [****], pursuant to the terms and conditions of the [****] Letter Agreement;

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree that the Purchase Agreement is amended and supplemented as set forth below and otherwise agree as follows:

1.Table of Contents.
PA 03735    SA-31, Page 1
BOEING PROPRIETARY

The “Table Of Contents” to the Purchase Agreement referencing SA-30 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-31 in the footer to reflect changes made to the Purchase Agreement by this SA-31. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.Tables.

2.1Table 1-5R1.    Table 1-5R1 entitled “[****] 737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” is hereby deleted in its entirety and replaced with Table 1-5R2 entitled “737-8 [****] Aircraft Delivery, Description, Price and Advance Payments” (attached hereto) referencing SA-31 in the footer is hereby incorporated into the Purchase Agreement in replacement of Table 1-5R1. For avoidance of doubt, this Table 1-5R2 [****].

3.    Letter Agreements.

3.1    Letter Agreement No. AAL-PA-03735-LA-1106651R12 (including Attachment A(R12) entitled [****] is hereby deleted in its entirety and replaced with Letter Agreement No. AAL-PA-03735-LA-1106651R13 (including Attachment A(R13) (attached hereto) entitled [****] ([****]) referencing SA-31 in the footer. The [****] is hereby incorporated into the Purchase Agreement.

3.2    In addition to the [****], the parties agree [****] to Letter Agreement No. AAL-PA-03735-LA-1106652R2 entitled [****], will be [****], or such [****], to [****].
5.[****].
[****] for the [****], [****] ([****]) ([****] specified in Table 1-5R2 to the Purchase Agreement for the [****]) are [****] per [****] of the [****] and as specified in the [****] upon execution of this SA-31.

6.Miscellaneous.
6.1     The Purchase Agreement is amended and supplemented as set forth above by the revised Table Of Contents, Table 1-5R2, and [****]. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
6.2    The following references in the Purchase Agreement and any supplemental agreements and associated letter agreements are deemed to refer to “Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5R2”:
•“Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2”,
PA 03735    SA-31, Page 2

BOEING PROPRIETARY

•“Table 1R5 and Table 1-2”,
•“Table 1R6, Table 1-2, and Table 1-3”,
•“Table 1R7, Table 1-2, and Table 1-3R1”,
•“Table 1R8, Table 1-2, and Table 1-3R2”,
•“Table 1R9, Table 1-2, and Table 1-3R3”,
•“Table 1R10, Table 1-2, and Table 1-3R4”,
•“Table 1R11, Table 1-2, and Table 1-3R5”,
•“Table 1R12, Table 1-2 and Table 1-3R6”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4”,
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R1”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R2”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R3”.
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R4”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R5”
•“Table 1R12, Table 1-2, Table 1-3R6, and Table 1-4R6”
•“Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5”
•“Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5R1”

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R12 and Table 1-3R6”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references in the Purchase Agreement to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R12 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.

References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, “Table 1R9”, “Table 1R10” or “Table 1R11” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R12”.

Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
6.3    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding revised versions of the tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.
PA 03735    SA-31, Page 3

BOEING PROPRIETARY

Reference	Replacement Reference
Letter Agreement No. AAL-PA-03735-LA-1106651R12	Letter Agreement No. AAL-PA-03735-LA-1106651R13

Intentionally Left Blank

PA 03735    SA-31, Page 4

BOEING PROPRIETARY

AGREED AND ACCEPTED this

5 July 2023
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	Sr. Vice President, Treasurer
Title	Title

PA 03735
SA-31
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE
1R12 1-2 1-3R6 1-4R7 1-5R2	Aircraft Information Table Revised Delivery Aircraft Information Table [****] Aircraft Delivery, Description, Price, and Advance Payments 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments [****] 737-8 [****] Aircraft Delivery, Description, Price, and Advance Payments	19 9 19 29 31
EXHIBITS
AR1 A2 A3	Aircraft Configuration Revised Delivery Aircraft Configuration [****] Aircraft Configuration	6 9 29
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions
SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]
LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R7	[****]	29
LA-1106651R13	[****]	31
LA-1106652R2	Aircraft Model Substitution	28
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters – 737 MAX~~ Withdrawn	6
LA-1106656R1	[****]	1
PA-03735    TABLE OF CONTENTS, Page 1 of 2    SA-31
BOEING PROPRIETARY

TABLE OF CONTENTS, continued

LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2
LA-1106658	[****]
LA-1106659R3	[****]	21
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	Extended Warranty Option
LA-1106673R1*	[****]	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852     [****]                                 5
LA-1603773 [****]                     5
LA-1605402R1 [****]                             23
LA-1700919     [****]                                  7
LA-1801206     [****]                         9
LA-2002704 [****]                              11
LA-2002743 [****]                              11
LA-2003342     [****]                                  11
LA-2003486     [****]                                      14
LA-2204032     [****]                                      28

* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.

PA-03735    TABLE OF CONTENTS, Page 2 of 2    SA-31
BOEING PROPRIETARY

Table 1-5R2 To
Purchase Agreement No. PA-03735
[****] 737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:		737-8	[****] pounds		Detail Specification:			[****]
Engine Model/Thrust:		CFMLEAP-1B25	[****] pounds		Airframe Price Base Year/Escalation Formula:			[****]	[****]
Airframe Price:			$[****]		Engine Price Base Year/Escalation Formula:
Optional Features:			$[****]
Sub-Total of Airframe and Features:			$[****]		Airframe Escalation Data:
Engine Price (Per Aircraft):			$[****]		Base Year Index (ECI):			[****]
Aircraft Basic Price (Excluding BFE/SPE):			$[****]		Base Year Index (CPI):			[****]
Buyer Furnished Equipment (BFE) Estimate:			$[****]
Seller Purchased Equipment (SPE) Estimate:			$[****]
LIFT Seats Provided by Boeing (Estimate):			$[****]
Deposit per Aircraft:			$[****]
		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)		Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]			$[****]	$[****]	$[****]	$[****]	$[****]

Total:	3
AAL-PA-03735 118070-1F.txt     SA-31

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106651R13
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject:    [****]
Reference:    Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase [****].
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1R12, Table 1-2, Table 1-3R6, Table 1-4R7, and Table 1-5R2 to the Purchase Agreement as of the date of execution of this Letter Agreement, [****] ([****]).
2.[****].
2.1[****]. The [****] with [****] in calendar year [****] are listed in Attachment A(R13) to this Letter Agreement.
2.2[****]. The [****] with [****] ([****]) in [****] for each [****] are listed in Attachment A(R13) to this Letter Agreement. No later than [****] to the [****] in each of calendar years [****], Boeing will provide written notice setting forth [****] with a [****] in such calendar year. Such notice will constitute an amendment to Attachment A(R13) to this Letter Agreement.
3.Configuration.
3.1Subject to the provisions of Section 3.2 below, the configuration for the [****] will be the Detail Specification for the Aircraft at the revision level in effect at the time of [****] (as defined in Section 8 below). Such Detail Specification will be revised to include:
(i)[****],
(ii)[****], and

AAL-PA-03735-LA-1106651R13    SA-31
[****]    Page 1of 5
BOEING PROPRIETARY

(iii)     [****].
3.2Boeing reserves the right to [****] the [****] starting from a [****]; so long as Boeing can achieve the same [****] which would result pursuant to the provisions of Section 3.1 above.
4.Price.
4.1The [****] Aircraft Basic Price for each of the [****] are identified in Attachment A(R13) to this Letter Agreement.
4.2The [****] Aircraft Basic Price for each of the [****] shall be [****].
4.3The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of [****].
5.Payment.
5.1[****]
5.2[****]
5.3[****]
6.Reserved.
7.[****].
7.1Customer may [****] to Boeing [****] ([****]).
7.2Reserved.
8.[****].
8.1[****]
8.2Reserved.
8.2.1Reserved.
8.2.2    Reserved.
8.3     Reserved.
    8.3.1    Reserved.
AAL-PA-03735-LA-1106651R13    SA-31
[****]    Page 2 of 5
BOEING PROPRIETARY

9.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part, without the prior written consent of Boeing.
10.Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Letter Agreement shall be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

(Intentionally Left Blank)

AAL-PA-03735-LA-1106651R13    SA-31
[****]    Page 3 of 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	5 July 2023

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	Senior Vice President, Treasurer

AAL-PA-03735-LA-1106651R13    SA-31
[****]    Page 4 of 5
BOEING PROPRIETARY

Attachment A(R13) To
Letter Agreement No. AAL-PA-03735-LA-1106651R8
737-8 [****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****]
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]	[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	[****]	[****]	Total
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	[****]	[****]	[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2025		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-31

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2026		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-31

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]		$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-31

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Nominal Delivery	Adv Payment Base	At Signing	Delivery	Number of	Factor
Date	Aircraft	(Airframe)	Month	Price Per A/P	[****]	Date	Aircraft	(Airframe)

[****]-2027		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028	1	[****]	Yes	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2028		[****]	No	$[****]	$[****]	$[****]	$[****]	$[****]
Total:	25

AAL-PA-03735 118070-1F .txt    Boeing Proprietary    SA-31